Exhibit 5 (g)

                                                                          BD1993
Allstate Life Insurance Company
MAIL:                                  Application
P.O. Box 80469                         for Allstate Advisor variable annuities
Lincoln, NE 68501-0469                 Issued by Allstate Life Insurance Company
1-800-203-0068 o fax: 866-487-8539


1. SELECT               / / ADVISOR             / / ADVISOR PLUS*       / / ADVISOR PREFERRED
   PRODUCT                  7-YR. SC                8-YR. SC            / / Package I  / / Package II   / / Package III
                                                                            0-YR. SC       3-YR. SC         5-YR. SC

FOR BROKER USE ONLY:    / / Program A            / / Program A                              / / Program B    / / Program B
                        / / Program B            / / Program B                              / / Program C    / / Program C
                        / / Program C            / / Program C
* NOT AVAILABLE         / / Program D*
IN ALL STATES

--------------------------------------------------------------------------------
2. SELECT OPTIONAL BENEFIT(S)
Optional Benefits are subject to certain age and other restrictions. May not be available in all states or with all products.Additional charges may apply. Refer to the prospectus for current charges approved under the contract.


Living Benefit Options

/ / TrueReturn/SM/ Accumulation Benefit (AB) - Select Guarantee Option 1 OR 2.
    Investment restrictions apply. For more information, please refer to the instruction page:

/ / Guarantee Option 1.
    Rider Period: ________ years (8 - 20 years)


/ / Guarantee Option 2.
    Rider Period: ________ years (10 - 20 years)


/ / SureIncome/SM/ Withdrawal Benefit (WB) - Investment resrictions apply. For more information, please refer to the instruction page

Death Benefit Options - Select all that apply:

/ / Maximum Anniversary Value - Available for owners, annuitant, and co-annuitant age 0-79
/ / Enhanced Beneficiary Protection - Available for owners, annuitant, and co-annuitant age 0-79
/ / Earnings Protection Death Benefit - Available for owners, annuitant, and co-annuitant age 0-79
/ / Spousal Protection Benefit - Available for owners and annuitant age 0-90, and co-annuitant age 0-79 (limitations may apply)


3. Owner - If no Annuitant is specified in Section 5, the Owner will be the Annuitant.

_________________________________       SS#/TIN ___/__/____
Name
_________________________________       Date of Birth       _____/____/_____
Street Address(no PO Box or c/o)        // Male // Female   Month Day Year
_________________________________       // Trustee  // CRT  // Grantor  // Non-Grantor / / Other
City            State   Zip
_________________________________       Phone # ___/___/____
Mailing address (if different from above)
_________________________________
City            State   Zip

--------------------------------------------------------------------------------

4.   Joint Owner - (If any)

_________________________________       SS#/TIN ___/__/____
Name
_________________________________       Date of Birth       _____/____/_____
Street Address (no PO Box or c/o)                           Month Day Year
_________________________________       // Male // Female
City            State   Zip
_________________________________
Relationship to Owner

For Home Office Use Only

BD1993                                                       PAGE 1 OF 6 (01/05)

                                                                          BD1993

5.   Annuitant - Complete only if different from the Owner listed above.

_________________________________       SS#/TIN ___/__/____
Name
_________________________________       Date of Birth       _____/____/_____
Street Address (no PO Box or c/o)                           Month Day Year
_________________________________       // Male // Female
City            State   Zip

                                        SS  #/TIN  ___/__/____
                                        Date  of  Birth     _____/____/_____
_________________________________       //Male  //Female     Month  Day Year
Co-Annuitant Name
(Complete only if Spousal Protection Benefit is selected in Section 2.)

-------------------------------------------------------------------------------

6. Beneficiary(ies) - Spouse must be the sole Primary Beneficiary if the Spousal Protection Benefit is selected in Section 2.

1.____________________________________________________________________________________________________%
  Primary Name         SS#           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O)                    City            State           Zip
2.____________________________________________________________________________________________________%
  Primary Name         SS#           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O)                    City            State           Zip
3.____________________________________________________________________________________________________%
  Primary Name         SS#           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O)                    City            State           Zip
4.____________________________________________________________________________________________________%
  Contingent Name      SS#           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O)                   City            State           Zip

------------------------------------------------------------------------------


7.   CITIZENSHIP - If more space is necessary, use special remarks section

Are the following Parties U.S. Citizens? - If "NO" Complete Below

Owner           / / Yes         / / No          Joint Owner             / / Yes         / / No
Annuitant(s)    / / Yes         / / No          Beneficiary(ies)        / / Yes         / / No

1. ___________________________________________________________________________________________________
   Name                                 Party (e.g. "Owner)                     Country
   ___________________________________________________________________________________________________
   Permanent Resident Card Number                               Visa Number and Type
   (Attach copy if available)                                   (Attach copy if available)

2. ___________________________________________________________________________________________________
   Name                                 Party (e.g. "Owner)                     Country
   ___________________________________________________________________________________________________
   Permanent Resident Card Number                               Visa Number and Type
   (Attach copy if available)                                   (Attach copy if available)

--------------------------------------------------------------------------------

8.      Type of Plan

// Nonqualified  // Traditional IRA  // SEP-IRA  // Roth IRA  // Other _________________
Tax year for which IRA contribution is being made _____  Contribution by: // Employer // Individual

-------------------------------------------------------------------------------
BD1993                                                       PAGE 2 OF 6 (01/05)

                                                                         BD1993

9.   Initial Payment

Initial Purchase Payment: $___________ Make check payable to Allstate Life Insurance Company.

A.   Source of Funds

        // Initial Payment  // Transfer  // Rollover  // 1035 Exchange

B.   Method of Payment

        // Personal Check  // Cahier's Check/Money Order  // 3rd Party Check  // Wire   / / Other

C.   Allocation of Payment

     C1. Select from the following if SELECTING the TrueReturn/SM/ Accumulation Benefit or SureIncome/SM/ Withdrawal Benefit. If NOT selcting the TrueReturn/SM/ Accumulation Benefit or SureIncome/SM/ Withdrawal Benefit, move to section C2 below.

     / /  _____% of purchase payment allocated to the Variable Accounts in
                 Section 10b or Asset Allocation Model selected in Sections
                 2 or 10a.
     / /  _____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account to the Variable Account in Section 10b or Asset Allocation Model selected in Sections 2 or 10a. All money must be transferred out of the DCA Account by the end of the selected installment period.

                Select ONE:     / / 6-month DCA Account in ________ (3-6) monthly installments
                                / / 12-month DCA Account in ________ (7-12) monthly installments

     C2.  Select from the following options if NOT SELECTING the  TrueReturn/SM/
          Accumulation Benefit or SureIncome/SM/

          / / A portion of purchase payment allocated to the Guarantee Period
              Accounts* and the remainder  allocated to the Variable Account.
              Allocations must be whole percentages and must add up to 100%.
              Not available if AB or WB was selected in Section 2.

                Portion to allocate to Guarantee Period Accounts**
                                                                / / 1-Year Guarantee Period  ________ %
                                                                / / 3-Year Guarantee Period  ________ %
                                                                / / 5-Year Guarantee Period  ________ %
                                                                / / 7-Year Guarantee Period  ________ %
                                                                / / 10-Year Guarantee Period ________ %

                Portion to allocate to Variable Account         / / Variable Account         ________ %
                                                                                       TOTAL __100___ %


          / / Growback Strategy* - A portion of purchase payment allocated to the (select one) / / 3 / / 5 / / 7 or / / 10 Year Guarantee Period Account** and the remainder allocated to the Variable Account. The portion allocated to the Guarantee Period Account will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers. Not available if AB or WB was selected in Section 2.

          This strategy may be terminated or modified at any time by the insurer (except in OR and WA) or me by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

* May not be available in all states or with all products.

** The 3, 5, 7, and 10-year Guarantee Period Accounts are subject to Market Value Adjustment (MVA). MVA accounts are not standard fixed accounts and do not have a contractually guaranteed minimum interest rate. See contract or prospectus for more details. Guarantee Period Accounts may not be available in all products. GA, MD, OR, TX, and WA: MVA does not apply in these states. MA:
The 1-year guarantee period account is not available.

--------------------------------------------------------------------------------
BD1993                                                      PAGE 3 OF 6 (01/05)

                                                                        BD1993

10.  Investment  Choices

Allocations must be in whole percentages and add up to 100% (excluding any portion of purchase payment allocated to Guarantee Period Accounts in Section 9)

If you are also selecting the TreueReturn/SM/ Accumulation Benefit or the SureIncome/SM/ Withdrawal Benefit (see Section 2), your allocation options may be limited. Please refer to the insruction page.

Money Market
/ / Putnam VT Money Market _____%
/ / Van Kampen LIT Money Market _____%
Bond
/ / FTVIP Franklin U.S. Government _____%
/ / Oppenheimer Bond/VA _____%
/ / Oppenheimer Strategic Bond/VA _____%
/ / Putnam VT Income _____%
High Yield Bond
/ / Lord Abbett Series Fund - Bond-Debenture _____%
/ / Oppenheimer High Income/VA _____%
/ / Putnam VT High Yield _____%
Large Cap Value
/ / FTVIP Franklin Growth and Income Securities _____%
/ / Lord Abbett Series Fund - All Value _____%
/ / Lord Abbett Series Fund - Growth and Income _____%
/ / Putnam VT Growth and Income _____%
/ / Putnam VT New Value _____%
/ / Van Kampen LIT Comstock Portfolio _____%
/ / Van Kampen LIT Growth and Income _____%
Large Cap Blend
/ / Oppenheimer Capital Appreciation/VA _____%
/ / Oppenheimer Main Street/VA _____%
/ / Putnam VT Investors _____%
Large Cap Growth
/ / FTVIP Franklin Large Cap Growth Securities _____%
/ / Putnam VT Voyager _____%
/ / Van Kampen LIT Emerging Growth _____%
/ / Van Kampen UIF Equity Growth _____%
Mid Cap Value
/ / FTVIP Mutual Shares Securities _____%
/ / Lord Abbett Series Fund - Mid-Cap Value _____%
/ / Van Kampen UIF U.S. Mid Cap Value _____%
Mid Cap Growth
/ / Lord Abbett Series Fund Growth Opportunities _____%
/ / Oppenheimer Aggressive Growth/VA _____%
/ / Putnam VT Vista _____%
/ / Van Kampen LIT Aggressive Growth _____%
Small Cap Value
/ / FTVIP Franklin Small Cap Value Securities _____%
Small Cap Blend
/ / Oppenheimer Main Street Small Cap/VA _____%
Small Cap Growth
/ / Van Kampen UIF Small Company Growth _____%
Balanced
/ / FTVIP Franklin Income Securities _____%
/ / Oppenheimer Balanced/VA _____%
/ / Putnam VT The George Putnam Fund of Boston _____%
/ / Putnam VT Global Asset Allocation _____%
/ / Van Kampen UIF Equity and Income _____%
Global and International
/ / FTVIP Templeton Developing Markets Securities _____%
/ / FTVIP Templeton Foreign Securities _____%
/ / Oppenheimer Global Securities/VA _____%
/ / Putnam VT International Equity _____%
/ / Van Kampen UIF Global Franchise _____%
Specialty
/ / Van Kampen UIF Emerging Markets Debt _____%
/ / Van Kampen UIF U.S. Real Estate _____%
                                                        Total 100%

-------------------------------------------------------------------------------
BD1993                                                       PAGE 4 OF 6 (01/05)

                                                                         BD1993

11. Special Remarks - Insurance home office endorsements are not applicable in Pennsylvania. (Attach separate page if necessary.)

_____________________________________________________________________________

_____________________________________________________________________________

-------------------------------------------------------------------------------

12. Fraud Warnings - Please refer to the following required fraud warnings for your appropriate state.

FOR APPLICANTS IN ARIZONA: Upon your written request we will provide you within a reasonable period of time, reasonable, factual information concerning the benefits and provisions of the annuity contract to you. If for any reason you are not satisfied with the contract, you may return the contract within 30 days after it is delivered and receive a full refund for the monies paid.

FOR APPLICANTS IN ARKANSAS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents flase information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

FOR APPLICANTS IN COLORADO: It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.


FOR APPLICANTS IN DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer of any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.


FOR APPLICANTS IN FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER, FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

FOR APPLICANTS IN KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

FOR APPLICANTS IN LOUISIANA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

FOR APPLICANTS IN MAINE, TENNESSEE, AND VIRGINIA: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits provided by the applicant.

FOR APPLICANTS IN NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

FOR APPLICANTS IN NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

FOR APPLICANTS IN OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

FOR APPLICANTS IN PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FOR APPLICANTS IN PUERTO RICO: Any person who, knowingly and with the intent to defraud, presents false information in an insurance request form, or who presents, helps or has presented a fraudulent claim for the payment of a loss or other benefit, or presents more than one claim for the same damage or loss, will incur a felony, and upon conviction will be penalized for each violation with a fine no less than five thousand (5,000) dollars nor more than ten thousand (10,000) dollars, or imprisonment for a fixed term of three (3) years, or both penalties. If aggravated circumstances prevail, the fixed established imprisonment may be increased to a maximum of five (5) years; if attenuating circumstances prevail, it may be reduced to a minimum of two (2) years.
-------------------------------------------------------------------------------

13.     Replacement Information

A. Do you have any existing annuity or life insurance contracts?  // Yes // No

B. Will the annuity applied for replace one or more existing annuity or life insurance contracts? // Yes // No (If yes, please complete the following.)

        Company:____________________________            Policy No.:_____________
        Cost Basis Amount:$_________________            Policy Date:____________

C. Have you purchased another annuity during the current calendar year? // Yes // No

D. Do you or any joint owner currently own an annuity issued by the insurer?
// Yes  // No
-------------------------------------------------------------------------------
BD1993                                                       PAGE 5 OF 6 (01/05)

                                                                         BD1993

14.     Owner's Acknowledgements

/ / I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI)

Annuities and insurance products are not insured by the Federal Deposit Insurance Corporation (FDIC), Federal Reserve Board, National Credit Union Association (NCUA), National Credit Union Share Insurance Fund (NCUSIF), or any other agency of the United States, or the bank or credit union, or an affiliate of the bank or credit union. Annuities are not obligations of any bank. The financial institution does not guarantee performance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S. government or any state government. The owner bears all risk for amounts allocated to the variable portfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.

/ /  I/WE HAVE READ THE DISCLOSURE STATEMENT ABOVE
A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. Any additions or corrections to this application are subject to my approval. By accepting the annuity issued, I confirm these modifications.

/ /  I/We have read the applicable fraud warning for my state in Section 12.

/ / I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. I UNDERSTAND THAT WITHDRAWALS MADE PRIOR TO THE END OF A GUARANTEE PERIOD FOR THE MVA FIXED ACCOUNT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT (MVA) WHICH MAY BE POSITIVE OR NEGATIVE.

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
(IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3. I am a U.S. person (including U.S. resident alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

Sign Here

___________________________________________________________________________
Owner's Signature                       Joint Owner's Signature

___________________________________________________________________________
Signed at: City, State                  Date

------------------------------------------------------------------------------

15.     For Agent Use

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? // Yes // No

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? // Yes // No

Sign Here

_____________________________________________________________________________
Licensed Agent Signature         Print name         Broker/Dealer

_____________________________________________________________________________
Social Security Number (required)  Address

_____________________________________________________________________________
Licensed I.D. #                  E-mail address      Telephone

IMPORTANT: Please make sure client name and social security number appear on all client checks.

BD1993                                                       PAGE 6 OF 6 (01/05)

                                                                          BD1994
Allstate Life Insurance Company
MAIL:                                  Application
P.O. Box 80469                         for Allstate Advisor variable annuities
Lincoln, NE 68501-0469                 Issued by Allstate Life Insurance Company
1-800-203-0068 o fax: 866-487-8539


1. SELECT               / / ADVISOR             / / ADVISOR PLUS*       / / ADVISOR PREFERRED
   PRODUCT                  7-YR. SC                8-YR. SC            / / Package I  / / Package II   / / Package III
                                                                            0-YR. SC       3-YR. SC         5-YR. SC

FOR BROKER USE ONLY:    / / Program A            / / Program A                              / / Program B    / / Program B
                        / / Program B            / / Program B                              / / Program C    / / Program C
                        / / Program C            / / Program C
* NOT AVAILABLE         / / Program D*
IN ALL STATES

--------------------------------------------------------------------------------
2. SELECT OPTIONAL BENEFIT(S)
Optional Benefits are subject to certain age and other restrictions. May not be available in all states or with all products.Additional charges may apply. Refer to the prospectus for current charges approved under the contract.


Living Benefit Options

/ / TrueReturn/SM/ Accumulation Benefit (AB) - Select Guarantee Option 1 OR 2.
    Investment restrictions apply. For more information, please refer to the instruction page:

/ / Guarantee Option 1.
    Rider Period: ________ years (8 - 20 years)

    Investment Allocation Model: Custom Model (skip Section 10a, complete
    Section 10b)

/ / Guarantee Option 2.
    Rider Period: ________ years (10 - 20 years)

    Investment Allocation Model: Custom Model (skip Section 10a, complete
    Section 10b)

/ / SureIncome/SM/ Withdrawal Benefit (WB) - Investment resrictions apply. For more information, please refer to the instruction page

Death Benefit Options - Select all that apply:

/ / Maximum Anniversary Value - Available for owners, annuitant, and co-annuitant age 0-79
/ / Enhanced Beneficiary Protection - Available for owners, annuitant, and co-annuitant age 0-79
/ / Earnings Protection Death Benefit - Available for owners, annuitant, and co-annuitant age 0-79
/ / Spousal Protection Benefit - Available for owners and annuitant age 0-90, and co-annuitant age 0-79 (limitations may apply)


3. Owner - If no Annuitant is specified in Section 5, the Owner will be the Annuitant.

_________________________________       SS#/TIN ___/__/____
Name
_________________________________       Date of Birth       _____/____/_____
Street Address(no PO Box or c/o)        // Male // Female   Month Day Year
_________________________________       // Trustee  // CRT  // Grantor  // Non-Grantor / / Other
City            State   Zip
_________________________________       Phone # ___/___/____
Mailing address (if different from above)
_________________________________
City            State   Zip

--------------------------------------------------------------------------------

4.   Joint Owner - (If any)

_________________________________       SS#/TIN ___/__/____
Name
_________________________________       Date of Birth       _____/____/_____
Street Address (no PO Box or c/o)                           Month Day Year
_________________________________       // Male // Female
City            State   Zip
_________________________________
Relationship to Owner

-------------------------------------------------------------------------------

For Home Office Use Only

BD1994                                                       PAGE 1 OF 6 (01/05)

                                                                          BD1994

5.   Annuitant - Complete only if different from the Owner listed above.

_________________________________       SS#/TIN ___/__/____
Name
_________________________________       Date of Birth       _____/____/_____
Street Address (no PO Box or c/o)                           Month Day Year
_________________________________       // Male // Female
City            State   Zip

                                        SS  #/TIN  ___/__/____
                                        Date  of  Birth     _____/____/_____
_________________________________       //Male  //Female     Month  Day Year
Co-Annuitant Name
(Complete only if Spousal Protection Benefit is selected in Section 2.)

-------------------------------------------------------------------------------


6. Beneficiary(ies) - Spouse must be the sole Primary Beneficiary if the Spousal Protection Benefit is selected in Section 2.

1.____________________________________________________________________________________________________%
  Primary Name         SS#           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O                    City            State           Zip
2.____________________________________________________________________________________________________%
  Primary Name         SS#           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O                    City            State           Zip
3.____________________________________________________________________________________________________%
  Primary Name         SS#           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O                    City            State           Zip
4.____________________________________________________________________________________________________%
  Contingent Name      SS#           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O                    City            State           Zip

------------------------------------------------------------------------------


7.   CITIZENSHIP - If more space is necessary, use special remarks section

Are the following Parties U.S. Citizens? - If "NO" Complete Below

Owner           / / Yes         / / No          Joint Owner             / / Yes         / / No
Annuitant(s)    / / Yes         / / No          Beneficiary(ies)        / / Yes         / / No

1. ___________________________________________________________________________________________________
   Name                                 Party (e.g. "Owner)                     Country
   ___________________________________________________________________________________________________
   Permanent Resident Card Number                               Visa Number and Type
   (Attach copy if available)                                   (Attach copy if available)

2. ___________________________________________________________________________________________________
   Name                                 Party (e.g. "Owner)                     Country
   ___________________________________________________________________________________________________
   Permanent Resident Card Number                               Visa Number and Type
   (Attach copy if available)                                   (Attach copy if available)

--------------------------------------------------------------------------------

8.      Type of Plan

// Nonqualified  // Traditional IRA  // SEP-IRA  // Roth IRA  // Other _________________
Tax year for which IRA contribution is being made _____  Contribution by: // Employer // Individual

-------------------------------------------------------------------------------
BD1994                                                       PAGE 2 OF 6 (01/05)

                                                                         BD1994

9.   Initial Payment

Initial Purchase Payment: $___________ Make check payable to Allstate Life Insurance Company.

A.   Source of Funds

        // Initial Payment  // Transfer  // Rollover  // 1035 Exchange

B.   Method of Payment

        // Personal Check  // Cahier's Check/Money Order  // 3rd Party Check  // Wire   / / Other

C.   Allocation of Payment

     C1. Select from the following if SELECTING the TrueReturn/SM/ Accumulation Benefit or SureIncome/SM/ Withdrawal Benefit. If NOT selcting the TrueReturn/SM/ Accumulation Benefit or SureIncome/SM/ Withdrawal Benefit, move to section C2 below.

     / /  _____% of purchase payment allocated to the Variable Accounts in
                 Section 10b or Asset Allocation Model selected in Sections
                 2 or 10a.
     / /  _____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account to the Variable Account in Section 10b or Asset Allocation Model selected in Sections 2 or 10a. All money must be transferred out of the DCA Account by the end of the selected installment period.

                Select ONE:     / / 6-month DCA Account in ________ (3-6) monthly installments
                                / / 12-month DCA Account in ________ (7-12) monthly installments

     C2.  Select from the following options if NOT SELECTING the  TrueReturn/SM/
          Accumulation Benefit or SureIncome/SM/

          / / A portion of purchase payment allocated to the Guarantee Period
              Accounts* and the remainder  allocated to the Variable Account.
              Allocations must be whole percentages and must add up to 100%.
              Not available if AB or WB was selected in Section 2.

                Portion to allocate to Guarantee Period Accounts**
                                                                / / 1-Year Guarantee Period  ________ %
                                                                / / 3-Year Guarantee Period  ________ %
                                                                / / 5-Year Guarantee Period  ________ %
                                                                / / 7-Year Guarantee Period  ________ %
                                                                / / 10-Year Guarantee Period ________ %

                Portion to allocate to Variable Account         / / Variable Account         ________ %
                                                                                       TOTAL __100___ %


          / / Growback Strategy* - A portion of purchase payment allocated to the (select one) / / 3 / / 5 / / 7 or / / 10 Year Guarantee Period Account** and the remainder allocated to the Variable Account. The portion allocated to the Guarantee Period Account will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers. Not available if AB or WB was selected in Section 2.

          This strategy may be terminated or modified at any time by the insurer (except in OR and WA) or me by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

* May not be available in all states or with all products.

** The 3, 5, 7, and 10-year Guarantee Period Accounts are subject to Market Value Adjustment (MVA). MVA accounts are not standard fixed accounts and do not have a contractually guaranteed minimum interest rate. See contract or prospectus for more details. Guarantee Period Accounts may not be available in all products. GA, MD, OR, TX, and WA: MVA does not apply in these states. MA:
The 1-year guarantee period account is not available.

--------------------------------------------------------------------------------
BD1994                                                      PAGE 3 OF 6 (01/05)

                                                                        BD1994

10. Complete either Section 10a or Section 10b to provide instructions for allocating your initial purchase payment. Subsequent purchase payments will be allocated according to these instructions unless you notify us of changes.


10a. TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM - May not be available in all states or with all products

IMPORTANT: If you do not wish to use the TrueBalance/SM/ Asset Allocation Program or have selected the TrueReturn/SM/ Accumulation Benefit (see Section
2), skip this section and complete Section 10b.

Select ONE of the following Models if you wish to use the TrueBalance/SM/ Asset Allocation Program to allocate your purchase payment or DCA transfers to the Variable Account. If you have chosen to allocate a portion of your purchase payment to the Guarantee Period Accounts (including the Growback Strategy), the remainder of your purchase payment will be allocated according to the Model you select.


/ / Conservative  / / Moderately Conservative  / / Moderate   / / Moderately Aggressive  / / Aggressive

By selecting one of these Models, you acknowledge receipt of the TrueBalance/SM/ Asset Allocation Program materials, which describe each Model, as well as the program's terms and conditions. Purchase payments will be allocated and transfers will be made automatically among the investment alternatives according to the Model you selected. These allocations and transfers will reflect current asset allocation recommendations without any further authorizations or instructions by you. Each Model represents a combination of investments with varying degrees of risk. The Models do not include the DCA or Guarantee Period Accounts.

10b. Investment Choices - Complete this section if you are NOT using the TrueBalance/SM/ Asset Allocation Program in Section 10a.

Allocations must be in whole percentages and add up to 100% (excluding any portion of purchase payment allocated to Guarantee Period Accounts in Section 9)

If you are also selecting the TreueReturn/SM/ Accumulation Benefit or the SureIncome/SM/ Withdrawal Benefit (see Section 2), your allocation options may be limited. Please refer to the insruction page.

Money Market
/ / Putnam VT Money Market _____%
/ / Van Kampen LIT Money Market _____%
Bond
/ / FTVIP Franklin U.S. Government _____%
/ / Oppenheimer Bond/VA _____%
/ / Oppenheimer Strategic Bond/VA _____%
/ / Putnam VT Income _____%
High Yield Bond
/ / Lord Abbett Series Fund - Bond-Debenture _____%
/ / Oppenheimer High Income/VA _____%
/ / Putnam VT High Yield _____%
Large Cap Value
/ / FTVIP Franklin Growth and Income Securities _____%
/ / Lord Abbett Series Fund - All Value _____%
/ / Lord Abbett Series Fund - Growth and Income _____%
/ / Putnam VT Growth and Income _____%
/ / Putnam VT New Value _____%
/ / Van Kampen LIT Comstock Portfolio _____%
/ / Van Kampen LIT Growth and Income _____%
Large Cap Blend
/ / Oppenheimer Capital Appreciation/VA _____%
/ / Oppenheimer Main Street/VA _____%
/ / Putnam VT Investors _____%
Large Cap Growth
/ / FTVIP Franklin Large Cap Growth Securities _____%
/ / Putnam VT Voyager _____%
/ / Van Kampen LIT Emerging Growth _____%
/ / Van Kampen UIF Equity Growth _____%
Mid Cap Value
/ / FTVIP Mutual Shares Securities _____%
/ / Lord Abbett Series Fund - Mid-Cap Value _____%
/ / Van Kampen UIF U.S. Mid Cap Value _____%
Mid Cap Growth
/ / Lord Abbett Series Fund Growth Opportunities _____%
/ / Oppenheimer Aggressive Growth/VA _____%
/ / Putnam VT Vista _____%
/ / Van Kampen LIT Aggressive Growth _____%
Small Cap Value
/ / FTVIP Franklin Small Cap Value Securities _____%
Small Cap Blend
/ / Oppenheimer Main Street Small Cap/VA _____%
Small Cap Growth
/ / Van Kampen UIF Small Company Growth _____%
Balanced
/ / FTVIP Franklin Income Securities _____%
/ / Oppenheimer Balanced/VA _____%
/ / Putnam VT The George Putnam Fund of Boston _____%
/ / Putnam VT Global Asset Allocation _____%
/ / Van Kampen UIF Equity and Income _____%
Global and International
/ / FTVIP Templeton Developing Markets Securities _____%
/ / FTVIP Templeton Foreign Securities _____%
/ / Oppenheimer Global Securities/VA _____%
/ / Putnam VT International Equity _____%
/ / Van Kampen UIF Global Franchise _____%
Specialty
/ / Van Kampen UIF Emerging Markets Debt _____%
/ / Van Kampen UIF U.S. Real Estate _____%
                                                        Total 100%

-------------------------------------------------------------------------------
BD1994                                                       PAGE 4 OF 6 (01/05)

                                                                         BD1994

11. Special Remarks - Insurance home office endorsements are not applicable in Pennsylvania. (Attach separate page if necessary.)

_____________________________________________________________________________

_____________________________________________________________________________

-------------------------------------------------------------------------------

12. Fraud Warnings - Please refer to the following required fraud warnings for your appropriate state.

FOR APPLICANTS IN ARIZONA: Upon your written request we will provide you within a reasonable period of time, reasonable, factual information concerning the benefits and provisions of the annuity contract to you. If for any reason you are not satisfied with the contract, you may return the contract within 30 days after it is delivered and receive a full refund for the monies paid.

FOR APPLICANTS IN ARKANSAS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents flase information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

FOR APPLICANTS IN COLORADO: It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.


FOR APPLICANTS IN DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer of any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.


FOR APPLICANTS IN FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER, FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

FOR APPLICANTS IN KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

FOR APPLICANTS IN LOUISIANA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

FOR APPLICANTS IN MAINE, TENNESSEE, AND VIRGINIA: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits provided by the applicant.

FOR APPLICANTS IN NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

FOR APPLICANTS IN NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

FOR APPLICANTS IN OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

FOR APPLICANTS IN PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FOR APPLICANTS IN PUERTO RICO: Any person who, knowingly and with the intent to defraud, presents false information in an insurance request form, or who presents, helps or has presented a fraudulent claim for the payment of a loss or other benefit, or presents more than one claim for the same damage or loss, will incur a felony, and upon conviction will be penalized for each violation with a fine no less than five thousand (5,000) dollars nor more than ten thousand (10,000) dollars, or imprisonment for a fixed term of three (3) years, or both penalties. If aggravated circumstances prevail, the fixed established imprisonment may be increased to a maximum of five (5) years; if attenuating circumstances prevail, it may be reduced to a minimum of two (2) years.
-------------------------------------------------------------------------------

13.     Replacement Information

A. Do you have any existing annuity or life insurance contracts?  // Yes // No

B. Will the annuity applied for replace one or more existing annuity or life insurance contracts? // Yes // No (If yes, please complete the following.)

        Company:____________________________            Policy No.:_____________
        Cost Basis Amount:$_________________            Policy Date:____________

C. Have you purchased another annuity during the current calendar year? // Yes // No

D. Do you or any joint owner currently own an annuity issued by the insurer?
// Yes  // No
-------------------------------------------------------------------------------
BD1994                                                       PAGE 5 OF 6 (01/05)

                                                                         BD1994

14.     Owner's Acknowledgements

/ / I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI)

Annuities and insurance products are not insured by the Federal Deposit Insurance Corporation (FDIC), Federal Reserve Board, National Credit Union Association (NCUA), National Credit Union Share Insurance Fund (NCUSIF), or any other agency of the United States, or the bank or credit union, or an affiliate of the bank or credit union. Annuities are not obligations of any bank. The financial institution does not guarantee performance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S. government or any state government. The owner bears all risk for amounts allocated to the variable portfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.

/ /  I/WE HAVE READ THE DISCLOSURE STATEMENT ABOVE
A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. Any additions or corrections to this application are subject to my approval. By accepting the annuity issued, I confirm these modifications.

/ /  I/We have read the applicable fraud warning for my state in Section 12.

/ / I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. I UNDERSTAND THAT WITHDRAWALS MADE PRIOR TO THE END OF A GUARANTEE PERIOD FOR THE MVA FIXED ACCOUNT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT (MVA) WHICH MAY BE POSITIVE OR NEGATIVE.

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
(IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3. I am a U.S. person (including U.S. resident alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

Sign Here

___________________________________________________________________________
Owner's Signature                       Joint Owner's Signature

___________________________________________________________________________
Signed at: City, State                  Date


Not FDIC,                 Not Insured by any Federal      Not a         No Bank or Credit       May Lose
NCUA/NCUSIF Insured       Government Agency               Deposit       Union Guarantee         Value

   Variable annuities are not protected by the Securities Investor Protection
      Corporation (SIPC) as to the loss of the principal amount invested.
------------------------------------------------------------------------------

15.     For Agent Use

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? // Yes // No

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? // Yes // No

Sign Here

_____________________________________________________________________________
Licensed Agent Signature         Print name         Broker/Dealer

_____________________________________________________________________________
Social Security Number (required)  Address

_____________________________________________________________________________
Licensed I.D. #                  E-mail address      Telephone

IMPORTANT: Please make sure client name and social security number appear on all client checks.

BD1994                                                       PAGE 6 OF 6 (01/05)